Exhibit 10.1

[Letterhead of Commerce & Finance Law Offices]

April 29, 2004

Ctrip.com International, Ltd.

3F, Building 63-64

No. 421 Hong Cao Road

Shanghai 200233, People’s Republic of China

Ladies and Gentlemen:

We consent to the reference to our firm under the headings “Chinese Government Regulations,” “Arrangements with Affiliated Chinese Entities” and “Enforceability of Civil Liabilities” in the annual report of Ctrip.com International, Ltd. on Form 20-F filed with the Securities and Exchange Commission on or about the date hereof.

Very truly yours,

/s/    Commerce & Finance Law Offices